SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 4, 2006 (May 2, 2006)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts	0-21021	04-3308902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merrimack Street Lowell, Massachusetts		01852
(address of principal executive offices)		(Zip Code)

(978) 459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On May 2, 2006, the shareholders of the registrant approved an amendment to the registrant’s 2003 Stock Incentive Plan (the “Plan”). The sole purpose and effect of the amendment is to increase the aggregate number of shares of common stock that may be issued or otherwise made available under the Plan in connection with grants of stock options, restricted stock, and other equity-based compensations awards by a total of 200,000 shares from 176,546 to 376,546. The registrant has filed a registration statement with the Securities and Exchange Commission on Form S-8 to cover the issuance of such additional shares on the date hereof.

Item 9.01.              Financial Statements and Exhibits

(a)                                   Not applicable

(b)                                  Not applicable

(c)                                   The following exhibit is included with this report:

Exhibit 4	Enterprise Bancorp, Inc. 2003 Stock Incentive Plan, as amended May 2, 2006, incorporated by reference to Exhibit 4 to the registrant’s Registration Statement on Form S-8 filed on May 4, 2006.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: May 4, 2006	By:	/s/ JAMES A. MARCOTTE
James A. Marcotte
Executive Vice President, Treasurer
and Chief Financial Officer